Exhibit 10(dddd.2.i)

FIRST AMENDMENT TO PROGRAM MANAGER’S AGREEMENT

This AMENDMENT to the Program Manager’s Agreement of January 1, 2004 (the “AGREEMENT”) made between Professional Medical Administrators, L.L.C., (the “Manager”) and Physicians’ Reciprocal Mangers, Inc. (the “Company”).

Manager and Company agree that, as of July 1, 2005, Section A of Article V of the AGREEMENT is changed to read as follows:

Production and Administration Commission: Manager shall be entitled to receive a production and administration commission of 17% of Net Written Premium received by the Company on Policies bound or written under this Agreement. (Net = Gross less D.D.R. reserve).

The Manager and Company, intending to be bound, have executed this AMENDMENT in duplicate, each of which shall serve as an original:

PHYSICIANS’ RECIPROCAL MANAGERS, INC.

/s/ Anthony J. Bonomo
Anthony J. Bonomo
President
Physicians’ Reciprocal Managers, Inc.

PROFESSIONAL MEDICAL ADMINISTRATORS, L.L.C.

/s/ Steven M. Ostrer
Steven M. Ostrer
President
Professional Medical Administrators, L.L.C.